US.351988748.03 REGIS CORPORATION STOCK APPRECIATION RIGHTS AWARD AGREEMENT This STOCK APPRECIATION RIGHTS AWARD AGREEMENT (this “Agreement”), dated as of [•] (the “Grant Date”), is between Regis Corporation, a Minnesota corporation (the “Company”), and [•] (the “Participant”). WHEREAS, the Participant is a valued and trusted employee of the Company and the Company desires to grant the Participant an award of Stock Appreciation Rights under the Regis Corporation 2018 Long Term Incentive Plan (as may be amended from time to time, the “Plan”); and WHEREAS, the Committee has duly made all determinations necessary or appropriate for the grant of the Stock Appreciation Rights hereunder (the “Award”). NOW, THEREFORE, in consideration of the premises and mutual covenants set forth and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto have agreed, and do hereby agree, as follows: 1. Definitions. For purposes of this Agreement, the definitions of terms contained in the Plan are hereby incorporated by reference, except to the extent that any such term is specifically defined in this Agreement. (a) “Good Reason” (i) shall have the meaning ascribed to such term in Participant's employment agreement with the Company; provided, however, that in order for the Termination of Employment to constitute a Termination of Employment for Good Reason, Participant must terminate employment no later than one hundred and twenty (120) days following the end of the applicable cure period, or (ii) if there is no such employment agreement with the Company, “Good Reason” shall mean the occurrence, without the express written consent of the Participant, of any of the following: (A) any material diminution in the nature of the Participant's authority, duties or responsibilities; (B) any reduction by the Company in the Participant's base salary then in effect or target bonus percentage (other than any reduction mutually agreed upon by the Company and the Participant), other than an across the board reduction of not more than 10% that applies to all other executives who report to the Chief Executive Officer of the Company; or (C) following a Change in Control, failure by the Company to continue in effect (without substitution of a substantially equivalent plan or a plan of substantially equivalent value) any compensation plan, bonus or incentive plan, stock purchase plan, stock option plan, life insurance plan, health plan, disability plan or other benefit plan or arrangement in which the Participant is then participating; US.351988748.03 2 provided that the Participant notifies the Company of such condition set forth in clause (A), (B) or (C) within ninety (90) days of its initial existence and the Company fails to remedy such condition within thirty (30) days of receiving such notice (the “Cure Period”) and the Participant delivers written notice of termination of employment to the Company's General Counsel within thirty (30) days following the end of the Cure Period, designating an employment termination date no later than one hundred and twenty (120) days following the end of the Cure Period. (b) “Qualifying Termination” means a Termination of Employment: (i) due to death or Disability; (ii) by reason of Participant’s Retirement; (iii) by the Company without Cause; or (iv) by the Company without Cause or by Participant for Good Reason, in either case, within 12 months following a Change in Control. (c) “Retirement” means any Termination of Employment (other than by the Company for Cause or due to death or Disability) at or after age sixty-two (62) or at or after age fifty- five (55) with fifteen (15) or more years of continuous service to the Company and its Affiliates. 2. Grant of Stock Appreciation Rights. The Company has granted to the Participant, effective as of the Grant Date, Stock Appreciation Rights with respect to an aggregate of [•] shares of Common Stock, subject to adjustment as set forth in the Plan (the “Stock Appreciation Rights”). The Stock Appreciation Rights will entitle Participant to receive a cash payment upon the due exercise of vested Stock Appreciation Rights in the amount determined pursuant to Section 7(c) of this Agreement, subject in all cases to the terms and conditions set forth in the Plan and this Agreement. For the avoidance of doubt, in no event will Participant be entitled to receive any shares of Common Stock in connection with the grant, vesting or exercise of the Stock Appreciation Rights. 3. Exercise Price. The exercise price of each Stock Appreciation Right is $[•] per share of Common Stock, subject to adjustment as set forth in the Plan (the “Exercise Price”). 4. Vesting of Stock Appreciation Rights. Subject to the terms and conditions set forth in the Plan and this Agreement, the Stock Appreciation Rights must satisfy a time-vesting condition to become vested and exercisable, as follows: (a) Time-Vesting Condition. Except as otherwise provided in Section 4(b), one-third (1/3) of the Stock Appreciation Rights will vest on the first anniversary of the Grant Date, one-third (1/3) of the Stock Appreciation Rights will vest on the second anniversary of the Grant Date and the remaining one-third (1/3) of the Stock Appreciation Rights will vest on the third anniversary of the Grant Date (each, a “Scheduled Vesting Date”), subject to Participant’s continued employment with the applicable Scheduled Vesting Date and the other terms and conditions set forth in US.351988748.03 3 this Agreement. To the extent that one-third of the Stock Appreciation Rights is not a whole number, any fractional Stock Appreciation Right that would otherwise be scheduled to vest on either of the first two scheduled vesting dates will be disregarded, and the number of Stock Appreciation Rights scheduled to vest on the third scheduled vesting date will be adjusted accordingly. (b) Forfeiture; Termination of Employment. (i) Except as provided in this Section 4(b), any unvested Stock Appreciation Rights will be forfeited immediately, automatically and without consideration upon the Participant’s Termination of Employment for any reason. In the event the Participant experiences a Termination of Employment by the Company for Cause, all vested Stock Appreciation Rights will also be forfeited immediately, automatically and without consideration upon such termination. (ii) If the Participant experiences a Qualifying Termination prior to the final Scheduled Vesting Date, then Participant shall immediately vest, as of the date of such Qualifying Termination, in a pro rata portion of the Stock Appreciation Rights that were scheduled to vest on the first Scheduled Vesting Date that follows such Qualifying Termination. For purposes of the immediately preceding sentence, the pro rata portion shall be determined as follows: (i) if such Qualifying Termination occurs prior to the first anniversary of the Grant Date, the pro rata portion shall be based on (A) the number of days the participant was employed from the Grant Date through the Termination of Employment as a percentage of (B) 365 days, and (ii) if such Qualifying Termination occurs after the first Scheduled Vesting Date, the pro rata portion shall be based on (A) the number of days the participant was employed from the Scheduled Vesting Date immediately preceding the Qualifying Termination through the Termination of Employment as a percentage of (B) 365 days. For the avoidance of doubt, in no event will the pro rata portion of Stock Appreciation Rights that vest as a result of the Participant’s Qualifying Termination exceed 100% of the Stock Appreciation Rights that were scheduled to vest on the first Scheduled Vesting Date that follows such Qualifying Termination, and any Stock Appreciation Rights that do not vest as a result of the Participant’s Qualifying Termination shall immediately be forfeited as of such Qualifying Termination. 5. Expiration. Any unexercised Stock Appreciation Rights will expire on the tenth (10th) anniversary of the Grant Date (the “Expiration Date”), or earlier as provided in Section 6 of this Agreement or in the Plan. 6. Period of Exercise. Subject to the provisions of the Plan and this Agreement, the Participant (or the Participant’s Representative, as applicable) may exercise all or any part of the vested Stock Appreciation Rights at any time prior to the earliest to occur of: US.351988748.03 4 (a) the Expiration Date; (b) the date that is ninety (90) days following the Participant’s Termination of Employment (i) by the Company without Cause or (ii) by Participant for Good Reason within 12 months following a Change in Control; (c) if the Participant’s Termination of Employment is due to death or Disability, the date that is twelve (12) months following such termination; (d) the date of Participant’s Termination of Employment by the Company for Cause; or (e) the date that is thirty (30) days following any Termination of Employment not described in Sections 6(b)-(d). 7. Exercise and Payment of Stock Appreciation Rights. (a) Notice of Exercise. Subject to Sections 4, 5 and 6, the Participant or, in the case of the Participant’s death or Disability, the Participant’s Representative, may exercise all or any part of the vested Stock Appreciation Rights by giving written or electronic notice of exercise to the Company or such agent or representative as may be designated by the Company in a form provided by the Committee (such notice, a “Notice of Exercise”). The Notice of Exercise will be signed by the person exercising the Stock Appreciation Rights. In the event that the Stock Appreciation Rights are being exercised by the Participant’s Representative, the Notice of Exercise will be accompanied by proof (satisfactory to the Committee) of the Representative’s right to exercise the Stock Appreciation Rights. (b) Tax Consequences and Payment of Withholding Taxes. Neither the Company nor any Affiliate shall be liable or responsible in any way for the tax consequences relating to the award or exercise of the Stock Appreciation Rights. The Participant agrees to determine and be responsible for any and all tax consequences to the Participant relating to the award and exercise of the Stock Appreciation Rights hereunder. If the Company is obligated to withhold an amount on account of any tax imposed as a result of the exercise of all or a portion of the Stock Appreciation Rights (“Withholding Taxes”), the provisions of Section 13.4 of the Plan regarding the satisfaction of tax withholding obligations shall apply (including any required payments by the Participant). For the avoidance of doubt, by accepting the grant of Stock Appreciation Rights, the Participant shall be deemed to have agreed that the Company is authorized to subtract from the SAR Amount (as defined below) any and all Withholding Taxes due in connection with the exercise of all or a portion of the Stock Appreciation Rights. (c) Payment on Exercise of the Stock Appreciation Rights. Upon exercise of any vested Stock Appreciation Rights, Participant will receive a cash payment, equal to the SAR Amount, less applicable Withholding Taxes. The “SAR Amount” shall be determined by multiplying: (i) the difference obtained by subtracting the Exercise Price from the Fair Market Value of a share of Common Stock on the date of

US.351988748.03 5 exercise of such Stock Appreciation Rights, by (ii) the number of shares of Common Stock as to which such Stock Appreciation Rights will have been exercised. 8. Adjustment to Stock Appreciation Rights. In the event of any change with respect to the outstanding shares of Common Stock contemplated by Section 4.7 of the Plan, the Stock Appreciation Rights may be adjusted in accordance with Section 4.7 of the Plan. 9. Nontransferable; Requirements of Law. Except as otherwise approved by the Committee, the Stock Appreciation Rights may not be sold, transferred, conveyed, gifted, assigned, pledged, encumbered, hypothecated, alienated or otherwise disposed of, other than by will or the laws of descent and distribution, and any attempt to do so shall be void. In no event will the Company be required to issue any shares of Common Stock in satisfaction of the exercise of all or a portion of the Stock Appreciation Rights. In addition, in no event will the Company be required to honor the exercise of any Stock Appreciation Rights granted hereunder if such exercise would constitute a violation of any provision of any applicable law or regulation of any governmental authority. The Company shall have no duty or obligation beyond those imposed by applicable securities laws generally to affirmatively disclose to the Participant or a Representative, and the Participant or Representative shall have no right to be advised of, any material non-public information regarding the Company or an Affiliate at any time prior to or upon the exercise of any Stock Appreciation Rights. 10. Administration. The Plan and this Stock Appreciation Rights award are administered by the Committee, in accordance with the terms and conditions of the Plan. Actions and decisions made by the Committee in accordance with this authority shall be effectuated by the Company. 11. Plan and Agreement; Recoupment Policy. The Participant hereby acknowledges receipt of a copy of the Plan. The grant of Stock Appreciation Rights is made pursuant to the Plan, as in effect on the date hereof, and is subject to all the terms and conditions of the Plan, as the same may be amended or restated from time to time, and of this Agreement. If there is any conflict between the provisions of this Agreement and the Plan, the provisions of the Plan will govern. The interpretation and construction by the Committee of the Plan, this Agreement, and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan, shall be final and binding upon the Participant. The Company shall, upon written request therefore, send a copy of the Plan, in its then current form, to the Participant or any other person or entity then entitled to exercise the Stock Appreciation Rights. The Company may recover the Stock Appreciation Rights or any payments made to the Participant in connection with the Stock Appreciation Rights under this Agreement to the extent required by any rule of the Securities and Exchange Commission or any listing standard of the New York Stock Exchange, including any rule or listing standard requiring recovery of incentive compensation in connection with an accounting restatement due to the Company’s material noncompliance with any financial reporting requirement under the securities laws, which recovery shall be subject to the terms of any policy of the Company implementing such rule or listing standard. US.351988748.03 6 12. No Shareholder Rights. None of the grant, vesting or exercise of the Stock Appreciation Rights will entitle the Participant to any of the rights of a holder of the Company’s Company Stock, including voting and dividend rights. 13. No Employment Rights. Neither this Agreement nor the Award evidenced hereby shall give the Participant any right to continue in the employ of the Company, any Affiliate or any other entity, or create any inference as to the length of employment of the Participant, or affect the right of the Company (or any Affiliate or any other entity) to terminate the employment of the Participant (with or without Cause), or give the Participant any right to participate in any employee welfare or benefit plan or other program of the Company, any Affiliate or any other entity. 14. Governing Law. This Agreement, the award of Stock Appreciation Rights hereunder and the issuance of any cash payment in connection with the exercise of the Stock Appreciation Rights shall be governed by, and construed and enforced in accordance with, the laws of the State of Minnesota (other than its laws respecting choice of law). 15. Entire Agreement. This Agreement and the Plan constitute the entire obligation of the parties hereto with respect to the subject matter hereof and shall supersede any prior expressions of intent or understanding with respect to this transaction. 16. Amendment. Any amendment to this Agreement shall be in writing and signed on behalf of the Company and shall comply with the terms and conditions of the Plan. 17. Waiver; Cumulative Rights. The failure or delay of either party to require performance by the other party of any provision hereof shall not affect its right to require performance of such provision unless and until such performance has been waived in writing. Each and every right hereunder is cumulative and may be exercised in part or in whole from time to time. 18. Counterparts. This Agreement may be signed in two (2) counterparts, each of which shall be an original, but both of which shall constitute but one and the same instrument. 19. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. 20. Severability. If for any reason any provision of this Agreement shall be determined to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision were omitted. 21. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon each successor and assign of the Company, and upon the heirs, legal representatives and successors of the Participant. [Signature page follows.] US.351988748.03 IN WITNESS WHEREOF, the Company and the Participant have executed this Stock Appreciation Rights Award Agreement as of the dates set forth below. REGIS CORPORATION By: Name: Title: PARTICIPANT: